UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2021

SHAPEWAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39092	87-2876494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30-02 48th Avenue Long Island City, NY 11101
(Address of principal executive offices, including zip code)

(646) 979-9885

Registrant’s telephone number, including area code

Galileo Acquisition Corp.

1049 Park Ave. 14A

New York, NY 10028

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock par value $0.0001 per share	SHPW	The New York Stock Exchange

Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On September 29, 2021, Galileo Acquisition Corp. (prior to the closing of the Business Combination, the “Company”) consummated the previously announced business combination (the “Business Combination”) with Shapeways, Inc. (“Shapeways”) pursuant to the Agreement and Plan of Merger and Reorganization, dated as of April 28, 2021, by and among the Company, Shapeways and the other parties thereto. In connection with the closing of the Business Combination, the registrant changed its name from Galileo Acquisition Corp. to Shapeways Holdings, Inc. (“Shapeways Holdings”). Shapeways Holdings will continue the existing business operations of Shapeways as a publicly traded company. On September 29, 2021, Shapeways issued a press release announcing the consummation of the Business Combination. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 including Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or any filing under the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated as of September 29, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021

SHAPEWAYS HOLDINGS, INC.

By:	/s/ Greg Kress
Name: Greg Kress
Title: Chief Executive Officer